UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
December 28, 2009
(Date of earliest event reported)

Callon Petroleum Company
(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 North Canal St.
Natchez, Mississippi  39120
(Address of principal executive offices, including zip code)

(601) 442-1601
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 28, 2009, Callon Petroleum Company (the “Company”) filed a Certificate of Correction (the “Certificate of Correction”) to the Company’s Certificate of Designations, Preferences and Rights of Convertible Preferred Stock that was originally filed on November 24, 2009 with the Secretary of State of Delaware.  A copy of the Certificate of Correction, as filed with the Secretary of State of Delaware, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Title of Document

3.1	Certificate of Correction, dated December 28, 2009, to the Company’s Certificate of Designations, Preferences and Rights of Convertible Preferred Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company

January 4, 2010	By:	/s/ B.F. Weatherly
B.F. Weatherly
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit Number	Title of Document

3.1	Certificate of Correction, dated December 28, 2009, to the Company’s Certificate of Designations, Preferences and Rights of Convertible Preferred Stock.